EXHIBIT (b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Mid Cap Growth Fund, Inc., do hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Sit Mutual Funds, Inc., for the period ended December 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Mid Cap Growth Fund, Inc. for the stated periods.

Sit Mutual Funds, Inc.	Sit Mutual Funds, Inc.

/s/ Roger J. Sit	/s/ Paul E. Rasmussen
Roger J. Sit	Paul E. Rasmussen
Chairman and President	VP, Treasurer, COO & Secretary
Principal Executive Officer	Principal Financial Officer

Dated: February 21, 2025

A signed original of this written statement required by Section 906 has been provided by Sit Mutual Funds, Inc. and will be retained by Sit Mutual Funds, Inc. and furnished to the SEC or its staff upon request.